UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________

                                   FORM 8-K

                               _________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         July 13, 2005 (July 7, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                               _________________

                       AMERICA WEST HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               _________________


           Delaware                   1-12649                  86-0847214
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

               111 West Rio Salado Parkway, Tempe, Arizona   85281
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               _________________

                          AMERICA WEST AIRLINES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               _________________


         Delaware                       0-12337                 86-0418245
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


           4000 E. Sky Harbor Boulevard, Phoenix, Arizona   85034-3899
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING  ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                               _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement.

Tudor Investment Agreement

         Effective as of July 7, 2005, US Airways Group, Inc., a Delaware corporation ("US Airways Group"), and America West Holdings Corporation, a Delaware corporation ("America West Holdings"), entered into an Investment Agreement (the "Tudor Agreement"), with Tudor Proprietary Trading, L.L.C. and certain investors listed on Schedule 1 to the Tudor Agreement for which Tudor Investment Corp. acts as investment adviser (collectively, the "Tudor Investors"). The Tudor Agreement contains terms substantially the same as the investment agreement previously entered into on May 27, 2005 by US Airways Group, America West Holdings and Wellington Management Company, LLP, on behalf of investors for which it acts as investment adviser (the "Wellington Agreement"), as described on the Form 8-K filed by America West Holdings on June 2, 2005, and the investment agreements entered into among America West Holdings, US Airways Group and certain equity investors on May 19, 2005 (the "May 19 Agreements," and together with the Wellington Agreement and the Tudor Agreement, the "Investment Agreements"), as described on the Form 8-K filed by America West Holdings on May 25, 2005. The transactions contemplated by the Tudor Agreement are expected to be consummated simultaneously with the closing under the Agreement and Plan of Merger (the "Merger Agreement") entered into on May 19, 2005 between America West Holdings, US Airways Group and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of US Airways Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Barbell Acquisition Corp. will merge with and into America West Holdings (the "Merger"), with America West Holdings continuing as a wholly owned subsidiary of US Airways Group. The Tudor Agreement provides that, upon the terms and subject to the conditions set forth in the Tudor Agreement, US Airways Group will sell to the Tudor Investors, and the Tudor Investors will purchase, shares of US Airways Group common stock for a per share purchase price of $16.50 and an aggregate purchase price of $65 million, payable in cash. The Tudor Investors, together with the investors who entered into the Wellington Agreement and the May 19 Agreements (collectively, the "Equity Investors"), have made equity commitments of $565 million in the aggregate.

         US Airways Group, America West Holdings and the Tudor Investors have each made customary representations, warranties and covenants in the Tudor Agreement. US Airways Group has made certain additional covenants not to issue or agree to issue additional equity securities of US Airways Group prior to the closing under the Tudor Agreement, other than:

         (i) under the Investment Agreements and to other equity investors on terms and conditions no more favorable than those contained in the Tudor Agreement and the stockholders agreement to be entered into in connection with the closing under those Investment Agreements (the "Stockholders Agreement"), and which, for agreements entered into on or prior to July 7, 2005, provide for up to an aggregate investment of $350 million at a purchase price of not less than $15.00 per share and up to an aggregate investment of $215 million at a purchase price of not less than $16.50 per share, and for agreements entered into after July 7, 2005, provide for up to an aggregate investment of $85 million at a purchase price of not less than $16.50 per share;

         (ii) pursuant to the Merger and the plan of reorganization (the "Plan") of US Airways Group and its domestic subsidiaries in connection with their voluntary petitions for reorganization pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court");

         (iii) for proceeds not to exceed the difference between the amount raised pursuant to (i) above and $800 million (which may be pursuant to a rights offering) at a price per share of no less than $16.50 and, except with respect to the rights offering, on other terms and conditions that are no more favorable to the purchasers of those shares than the terms and conditions provided in the Tudor Agreement and in the Stockholders Agreement are to the Tudor Investors. In addition the use of proceeds in excess of $650 million (including amounts raised pursuant to (i) above as well as this paragraph
(iii)) is limited to the repurchase of equity securities of US Airways Group (including securities of America West Holdings convertible into or exchangeable for US Airways Group equity securities as a result of the Merger) expected to be outstanding on the effective date of the Merger at a repurchase price that implies a per share value of no more than $16.50. US Airways Group may use the proceeds for general corporate purposes, however, if it obtains the consent of at least two-thirds of the Equity Investors for amounts in excess of $650 million and up to $725 million, and at least three-quarters of the Equity Investors for proceeds in excess of $725 million and up to $800 million. Furthermore, if US Airways Group repurchases equity securities from any Equity Investor, that repurchase may only be done (A) with the consent of that Equity Investor, (B) at a purchase price per share equal to the price per share payable by that Equity Investor pursuant to the Equity Investor's respective Investment Agreement and (C) if that Equity Investor waives any break-up or similar fee otherwise payable to the Equity Investor. In addition, the first $50 million of any such repurchase from an Equity Investor must be offered first to Eastshore Aviation, LLC before any other Equity Investor, and Eastshore Aviation, LLC will have the right, but not the obligation, to accept that offer to repurchase in whole or in part for a period of at least 30 days after the receipt of the offer.

         Under the Tudor Agreement, each Tudor Investor is also granted the option, exercisable on or prior to the expiration date of the rights offering or on the closing date of the Merger if no rights offering takes place (the "Option Expiration Date"), to purchase at $15.00 per share up to the number of additional shares of new common stock of US Airways Group equal to that Tudor Investor's Option Amount divided by $15.00. The "Option Amount" is 20% of the Tudor Investor's aggregate purchase price set forth on Schedule 1 to the Tudor Agreement multiplied by a fraction, the numerator of which is the amount of equity raised from the Tudor Investors pursuant to the Tudor Agreement plus the amount of equity raised pursuant to (i) and (iii) above after July 7, 2005 up to an aggregate for the numerator of $150 million, and the denominator of which is $150 million. This option is transferable, in whole or in part, among the Equity Investors. In addition, the Tudor Agreement also provides that upon the Option Expiration Date, US Airways Group may make an offer to Eastshore, in an amount equal to one-third of the proceeds received from exercise of the options (together with the exercise of the options granted to the other Equity Investors pursuant to the Letter Agreement described below), to repurchase shares of US Airways Group common stock held by Eastshore at a purchase price of $15.00 per share, and Eastshore will have the right, but not the obligation, to accept that offer to repurchase in whole or in part for a period of at least 30 days after the receipt of the offer.

         In addition, the Tudor Agreement provides that in connection with the implementation of the Plan, US Airways Group may authorize and reserve for issuance under its equity incentive plan a number of shares of new common stock not to exceed 12.5% of the outstanding number of shares of new common stock on a fully diluted basis as of the effective date of the Merger (the "Employee Pool"). Any awards of these shares made or committed to be made at anytime before the second anniversary of the effective date of the Merger must:

         (i) if in the form of options, have an exercise price not less than the lesser of (a) fair market value as of the date of grant and (b) $16.50 (as appropriately adjusted to reflect stock splits, stock dividends, reverse splits and similar changes with respect to the new common stock effected after the closing of the Merger), provided that the exercise price for any options granted as of or immediately following the effective date of the merger may not be less than $16.50;

         (ii) if in the form of restricted stock, reduce the number of shares in the Employee Pool by three for each share of restricted stock issued; and

         (iii) in the case of either (i) or (ii), not be effective unless those awards are approved or ratified by the Board of Directors as constituted pursuant to the terms of the Merger Agreement, or by a committee with appropriate authority granted by that Board.

         Completion of the transactions under the Tudor Agreement is subject to customary conditions, including, among others, (i) execution and delivery of definitive transaction documents related to the investment by the Tudor Investors and approval of those documents, to the extent necessary, by the Bankruptcy Court, (ii) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of America West Holdings or US Airways Group, as applicable, or with respect to certain matters by the Investors, (iii) the absence of any law or order enjoining the performance of any of the transaction documents, (iv) no governmental entity having instituted any proceeding seeking any order which would prevent the performance of any of the transaction documents, (v) the absence of any pending or threatened litigation which, if determined adversely to US Airways Group, would materially impair or limit the right of the Tudor Investors under the transaction documents, which the Tudor Investors reasonably determine has a reasonable likelihood of success, (vi) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and the receipt of certain other regulatory approvals, (vii) Bankruptcy Court approval of the Plan and that Plan not being in conflict with any of the transaction documents and being consistent with the financial plan provided to the Tudor Investors, and
(viii) the Merger becoming effective simultaneously with the closing under the Investment Agreements.

         In addition, the obligation of the Tudor Investors to consummate the transactions contemplated by the Tudor Agreement is subject to, among other things, (i) all material contracts necessary for the successful implementation of the Plan having been assumed, assigned, rejected or renegotiated, as applicable, (ii) receipt by US Airways Group of equity investments of not less than $375 million or more than $800 million (including the conversion of the Eastshore Aviation, LLC debtor in possession credit agreement), subject to certain exceptions, (iii) the bankruptcy cases of US Airways Group and its domestic subsidiaries not having been converted to a case under chapter 7 of the Bankruptcy Code, (iv) US Airways Group having obtained directors and officers insurance of at least $100 million, (v) there not having occurred any change or event that could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of US Airways Group or America West Holdings, (vi) the amendment of US Airways Group's employee profit sharing plan in the manner specified in the Tudor Agreement, and (vii) the listing of the shares of common stock to be issued under the Tudor Agreement on the New York Stock Exchange or Nasdaq Stock Market.

         The Tudor Agreement contains certain termination rights for US Airways Group and the Tudor Investors. Unlike the May 19 Agreements, the Tudor Agreement does not contain terms that provide for payment of a termination fee to the Tudor Investors upon termination of the Tudor Agreement under specified circumstances.

         The Tudor Investors will not be entitled to designate any individual to be appointed to the board of directors of US Airways Group as of the effective time of the Merger.

         A copy of the Tudor Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Tudor Agreement is qualified in its entirety by reference to the full text of the Tudor Agreement.

         The Tudor Agreement contemplates that at the closing thereunder, the Tudor Investors and US Airways Group will enter into the Stockholders Agreement along with the other Equity Investors. The Stockholders Agreement will provide that, subject to certain exceptions, the Tudor Investors will agree not to transfer any of the shares of US Airways Group common stock acquired pursuant to the Tudor Agreement until six months following the closing under the Tudor Agreement and that US Airways Group will provide certain customary registration rights to the Tudor Investors.

Letter Agreement Amending the Merger Agreement and Other Investment Agreements

         Effective as of July 7, 2005, US Airways Group, America West Holdings, Barbell Acquisition Corp. and each of the Equity Investors (other than the Tudor Investors), including ACE Aviation Holdings Inc. ("ACE"), Eastshore Aviation, LLC ("Eastshore"), Par Investment Partners, L.P. ("Par"), Peninsula Investment Partners, L.P. ("Peninsula") and Wellington Management Company, LLP on behalf of certain investors for whom it acts as an investment adviser (the "Wellington Investors"), entered into a letter agreement (the "Letter Agreement") amending the Merger Agreement and the Investment Agreements (other than the Tudor Agreement, which already contains the applicable provisions discussed below). The key provisions of the Letter Agreement are as follows:

         (1) Clarification that the Wellington Investors and the Tudor Investors are considered "Equity Investors" and that each of the Wellington Agreement and Tudor Agreement are considered "Financing Commitments" for the purposes of the Merger Agreement.

         (2) Clarification of the provisions of the Merger Agreement with respect to the appointment of directors of US Airways Group at the effective time of the Merger, to affirmatively state that the Wellington Investors and Tudor Investors are not entitled to board representation and to clarify that if, prior to the closing, another investor agrees to invest more than $75 million, becomes entitled to designate a director and wishes to do so, ACE will waive its right to designate a director to accommodate the new equity investor.

         (3) Amendment of the merger exchange ratio for the America West Holdings Class A common stock from 0.5306 to 0.5362 and the merger exchange ratio for the America West Holdings Class B common stock from 0.4082 to 0.4125 to give effect to adjustment provided for below with respect to the Wellington Agreement. In addition, the number of shares expected to be outstanding upon the closing of the Merger Agreement and effectiveness of the Plan is amended from 47,475,729 to 59,642,591 to reflect the investments by the Wellington Investors and Tudor Investors.

         (4) Amendment of the provisions of section 4.20 of the Merger Agreement relating to additional shares to be issued to Par and Peninsula if US Airways Group enters into an alternative transaction to the Merger to clarify which transactions qualify as alternative transactions. In addition, the Letter Agreement specifies that as a result of the Wellington Agreement, and not pursuant to section 4.20 of the Merger Agreement, upon closing of the investment under the Wellington Agreement, additional shares of common stock will be allocated to the creditors of US Airways Group, the stockholders of America West Holdings, and Par, in the amounts of 545,454 shares, 261,818 shares and 101,818 shares, respectively.

         (5) The covenant of US Airways Group in the Investment Agreements not to issue or agree to issue additional equity securities of US Airways Group prior to the closing of the Investment Agreements are amended to correspond with the comparable provisions in the Tudor Agreement, as described above. In addition, under the Letter Agreement, US Airways Group agreed to grant to each of the Equity Investors other than the Tudor Investors an option comparable to the option granted to the Tudor Investors in the Tudor Agreement. The option is exercisable on or prior to the Option Expiration Date (as defined above), and gives the Equity Investor the right to purchase at $15.00 per share up to the number of additional shares of common stock equal to that Equity Investor's Option Amount divided by $15.00 and otherwise on the same terms and conditions as that Equity Investor's Investment Agreement. The "Option Amount" is the amount set forth next to each Equity Investor's name in the table below multiplied by a fraction, the numerator of which is the amount of equity raised from the Tudor Investors plus the amount of equity raised after July 7, 2005 pursuant to any equity investments and the rights offering up to an aggregate for the numerator of $150 million, and the denominator of which is $150 million.

             --------------------------------------|--------------------
             Par Investment Partners, L.P.         |$20 million
             --------------------------------------|--------------------
             Peninsula Investment Partners, L.P.   |$10 million
             --------------------------------------|--------------------
             ACE Aviation Holdings Inc.            |$15 million
             --------------------------------------|--------------------
             Eastshore Aviation, LLC               |$25 million
             --------------------------------------|--------------------
             Wellington Investors                  |$30 million
             --------------------------------------|--------------------

Each option is transferable, in whole or in part, among the Equity Investors. The Letter Agreement also provides that upon the Option Expiration Date, US Airways Group will make an offer to Eastshore, in an amount equal to one-third of the proceeds received from exercise of the options (together with the exercise of the option pursuant to the Tudor Agreement and any similar option granted to other equity investors who invest after July 7, 2005), to repurchase shares of common stock held by Eastshore at a purchase price of $15.00 per share, and Eastshore will have the right, but not the obligation, to accept that offer to repurchase in whole or in part for a period of at least 30 days after the receipt of the offer.

         In addition, certain schedules of the Merger Agreement are amended by the Letter Agreement to reflect the investments under the Wellington Agreement and the Tudor Agreement.

         A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement.

Amended and Restated Participation Agreements

         In addition, on July 7, 2005, each of Par and Peninsula entered into an amended and restated Participation Agreement (the "Amended Participation Agreements") with America West Holdings, which amended and restated the Participation Agreements entered into by such parties on May 19, 2005 in connection with the execution and delivery by Par and Peninsula of their respective Investment Agreements. The Amended Participation Agreements provide that, unless the Merger Agreement is terminated by US Airways Group or America West Holdings because America West Holdings enters into a superior alternative business combination transaction, neither Par nor Peninsula will make, directly or indirectly, any debt or equity investment in US Airways Group or provide, directly or indirectly, equity or debt financing for the purposes of funding a reorganization, business combination transaction or stand-alone plan of US Airways Group with respect to which America West Holdings is not involved. The Amended Participation Agreements also provide that, subject to certain limitations, in the event that America West Holdings is a party to or otherwise involved in, an alternative reorganization or business combination transaction involving the sale of US Airways Group common stock at a price greater than $15.00 per share and the transactions contemplated by the Par and Peninsula Investment Agreements are not consummated, America West Holdings will cause the Merger Agreement (or other applicable agreement) or the Plan to provide that, at the closing of such an alternative transaction, US Airways Group will issue shares of US Airways Group common stock (valuing such shares of at $15.00 per share for such purpose) representing an aggregate of 11.2% of the Additional Pre-Investment Value to Par and Peninsula (the "Equity Participation"), less any shares of US Airways Group common stock previously issued to them pursuant to the Equity Participation. For purposes of the Amended Participation Agreements, "Additional Pre-Investment Value" means the amount equal to: (A) $15.00, multiplied by (B) (x) the number of shares of US Airways Group common stock that would have been issued in the alternative reorganization or business combination transaction had the investment been made at $15.00 per share minus (y) the number of shares of US Airways Group common stock issued in such transaction.

         A copy of each of the Amended Participation Agreements is attached hereto as Exhibits 10.3 and 10.4 and is incorporated herein by reference. The description of the Amended Participation Agreements is qualified in its entirety by reference to the full text of the Amended Participation Agreements.

                                     * * *

                          FORWARD-LOOKING STATEMENTS


Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings and US Airways Group's management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group's ability to continue as a going concern; US Airways Group's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group's liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.


                  ADDITIONAL INFORMATION AND WHERE TO FIND IT


In connection with the proposed merger transaction, America West Holdings and US Airways Group have filed a Registration Statement on Form S-4 (Registration No. 333-126162) and other documents with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus regarding the proposed transaction. The proxy statement/prospectus will be mailed to stockholders of America West Holdings after the registration statement is declared effective by the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's website. Free copies of America West Holdings' SEC filings are also available on America West Holdings' website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                       PARTICIPANTS IN THE SOLICITATION

America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number            Description
--------------            -----------

10.1 Investment Agreement, dated July 7, 2005, among Tudor Proprietary Trading, L.L.C. and certain investors listed on
                  Schedule 1 thereto for which Tudor Investment Corp. acts as investment adviser, U.S. Airways Group, Inc. and America West Holdings Corporation (incorporated by reference to
                  Exhibit 10.1 to the Current Report on Form 8-K filed by US Airways Group, Inc. on July 13, 2005).

10.2 Letter Agreement, dated July 7, 2005, among US Airways Group, Inc., America West Holdings Corporation, Barbell Acquisition Corp., ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC, and Wellington Management Company, LLP on behalf of certain investors for whom it acts as an investment adviser (incorporated by reference to Exhibit
                  10.2 to the Current Report on Form 8-K filed by US Airways Group, Inc. on July 13, 2005).

10.3 Amended and Restated Participation Agreement, dated as of July 7, 2005, between America West Holdings Corporation and Par Investment Partners, L.P.

10.4 Amended and Restated Participation Agreement, dated as of July 7, 2005, between America West Holdings Corporation and Peninsula Investment Partners, L.P.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        America West Holdings Corporation


Dated:  July 13, 2005                   By:  /s/ Derek J. Kerr
                                             ----------------------------
                                             Derek J. Kerr
                                             Senior Vice President and Chief
                                             Financial Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        America West Airlines, Inc.


Dated: July 13, 2005                    By:  /s/ Derek J. Kerr
                                             -----------------------------
                                             Derek J. Kerr
                                             Senior Vice President and Chief
                                             Financial Officer

                                 EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

10.1 Investment Agreement, dated July 7, 2005, among Tudor Proprietary Trading, L.L.C. and certain investors listed on
                  Schedule 1 thereto for which Tudor Investment Corp. acts as investment adviser, U.S. Airways Group, Inc. and America West Holdings Corporation (incorporated by reference to
                  Exhibit 10.1 to the Current Report on Form 8-K filed by US Airways Group, Inc. on July 13, 2005).

10.2 Letter Agreement, dated July 7, 2005, among US Airways Group, Inc., America West Holdings Corporation, Barbell Acquisition Corp., ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC, and Wellington Management Company, LLP on behalf of certain investors for whom it acts as an investment adviser (incorporated by reference to Exhibit
                  10.2 to the Current Report on Form 8-K filed by US Airways Group, Inc. on July 13, 2005).

10.3 Amended and Restated Participation Agreement, dated as of July 7, 2005, between America West Holdings Corporation and Par Investment Partners, L.P.

10.4 Amended and Restated Participation Agreement, dated as of July 7, 2005, between America West Holdings Corporation and Peninsula Investment Partners, L.P.